                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):     AUGUST 13, 2002



                        THE MERIDIAN RESOURCE CORPORATION
               (Exact name of registrant as specified in charter)



                        TEXAS                          1-10671                            76-0319553
              (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



           1401 ENCLAVE PARKWAY, SUITE 300
                   HOUSTON, TEXAS                                                            77077
      (Address of Principal Executive Offices)                                            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 597-7000


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ITEM 5. OTHER EVENTS.

         On August 13, 2002, The Meridian Resource Corporation, a Texas corporation (the "Company"), entered into a $175,000,000 Credit Agreement (the "Agreement") among the Company, Societe Generale, as Administrative Agent, Lead Arranger and Bookrunner, Fortis Capital Corp., as Co-Lead Arranger and Documentation Agent, and the several lenders from time to time parties thereto. A copy of the Agreement is filed as Exhibit 10.1 hereto, and is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)             Exhibits.

                  10.1 Credit Agreement, dated August 13, 2002, among the Company, Societe Generale, as Administrative Agent, Lead Arranger and Bookrunner, Fortis Capital Corp., as Co-Lead Arranger and Documentation Agent, and the several lenders from time to time parties thereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE MERIDIAN RESOURCE CORPORATION



Dated: August 26, 2002                        /s/ JAMES H. SHONSEY
                                  ----------------------------------------------
                                                  James H. Shonsey
                                           Executive Vice President and
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS

      EXHIBIT
      NUMBER                                 DESCRIPTION
      ------                                 -----------

        10.1           Credit Agreement, dated August 13, 2002, among the
                       Company, Societe Generale, as Administrative Agent, Lead
                       Arranger and Bookrunner, Fortis Capital Corp., as Co-Lead
                       Arranger and Documentation Agent, and the several lenders from time to time parties thereto.



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